EXHIBIT 99.13

Equity One 2003-3
Term
Excess Interest as a % of Remaining Collateral Balance
-----------------------
TRIGGER ON
-----------------------
100% PPC


                 Static     Forward
Period    Date    Libor       Libor
 0    31-Jul-03
 1    25-Aug-03   5.47%       5.48%
 2    25-Sep-03   4.25%       4.22%
 3    25-Oct-03   4.40%       4.39%
 4    25-Nov-03   4.22%       4.19%
 5    25-Dec-03   4.36%       4.36%
 6    25-Jan-04   4.18%       4.11%
 7    25-Feb-04   4.15%       4.14%
 8    25-Mar-04   4.46%       4.45%
 9    25-Apr-04   4.10%       4.02%
10    25-May-04   4.23%       4.16%
11    25-Jun-04   4.04%       3.93%
12    25-Jul-04   4.16%       4.05%     [LINE GRAPH APPEARS HERE SHOWING EXCESS
13    25-Aug-04   3.98%       3.85%     INTEREST AS A  PERCENTAGE  OF COLLATERAL
14    25-Sep-04   3.95%       3.74%     BALANCE, WITH TRIGGER ON.]
15    25-Oct-04   4.06%       3.80%
16    25-Nov-04   3.87%       3.56%
17    25-Dec-04   3.98%       3.62%
18    25-Jan-05   3.79%       3.44%
19    25-Feb-05   3.75%       3.41%
20    25-Mar-05   4.15%       3.84%
21    25-Apr-05   3.67%       3.37%
22    25-May-05   3.90%       3.81%
23    25-Jun-05   3.71%       3.81%
24    25-Jul-05   3.80%       3.92%
25    25-Aug-05   3.63%       3.76%
26    25-Sep-05   3.60%       3.72%
27    25-Oct-05   3.71%       3.83%
28    25-Nov-05   3.55%       3.71%
29    25-Dec-05   3.64%       3.86%
30    25-Jan-06   3.49%       3.67%
31    25-Feb-06   3.45%       3.66%
32    25-Mar-06   3.82%       4.08%    Wachovia  Securities  is the trade  name
33    25-Apr-06   3.39%       3.57%    for the corporate and investment banking
34    25-May-06   3.48%       3.78%    services of Wachovia Corporation and its
35    25-Jun-06   3.32%       3.65%    subsidiaries,     including     Wachovia
36    25-Jul-06   3.41%       3.74%    Securities,  Inc. ("WSI"),  member NYSE,
37    25-Aug-06   3.25%       3.57%    NASD,  SIPC.  This report(s) is for your
38    25-Sep-06   3.22%       3.51%    information  only and is not an offer to
39    25-Oct-06   3.29%       3.61%    sell, or a  solicitation  of an offer to
40    25-Nov-06   3.14%       3.55%    buy, the securities or instruments named
41    25-Dec-06   3.21%       3.72%    or described  in the report.  Interested
42    25-Jan-07   3.06%       3.53%    parties   are  advised  to  contact  the
43    25-Feb-07   3.02%       3.50%    entity  with  which  they  deal,  or the
44    25-Mar-07   3.32%       3.90%    entity  that  provided  this  report  to
45    25-Apr-07   2.94%       3.41%    them,    if    they    desire    further
46    25-May-07   3.00%       3.62%    information.  The  information  in  this
47    25-Jun-07   2.87%       3.51%    report has been obtained or derived from
48    25-Jul-07   2.95%       3.62%    sources     believed    by     (Wachovia
49    25-Aug-07   2.82%       3.49%    Securities, Inc. or WSI) to be reliable,
50    25-Sep-07   2.81%       3.47%    but WSI does  not  represent  that  this
51    25-Oct-07   2.90%       3.61%    information is accurate or complete. Any
52    25-Nov-07   2.79%       3.53%    opinions or estimates  contained in this
53    25-Dec-07   2.87%       3.70%    report  represent the judgment of WSI at
54    25-Jan-08   2.76%       3.56%    this  time,  and are  subject  to change
55    25-Feb-08   2.75%       3.58%    without  notice.  WSI or its  affiliates
56    25-Mar-08   2.93%       3.86%    may  from  time to time  provide  advice
57    25-Apr-08   2.72%       3.59%    with respect to, acquire,  hold, or sell
58    25-May-08   2.80%       3.73%    a position on the  securities  mentioned
59    25-Jun-08   2.69%       3.61%    herein.
60    25-Jul-08   2.77%       3.75%
61    25-Aug-08   2.67%       3.63%
62    25-Sep-08   2.65%       3.64%
63    25-Oct-08   2.73%       3.78%
64    25-Nov-08   2.63%       3.65%
65    25-Dec-08   2.70%       3.78%
66    25-Jan-09   2.60%       3.66%
67    25-Feb-09   2.60%       3.68%
68    25-Mar-09   2.89%       4.08%
69    25-Apr-09   2.62%       3.69%
70    25-May-09   2.72%       3.85%
71    25-Jun-09   2.64%       3.75%
72    25-Jul-09   2.75%       3.89%
73    25-Aug-09   2.67%       3.77%
74    25-Sep-09   2.68%       3.78%
75    25-Oct-09   2.79%       3.91%
76    25-Nov-09   2.71%       3.84%
77    25-Dec-09   2.81%       4.00%
78    25-Jan-10   2.74%       3.88%
79    25-Feb-10   2.75%       3.89%
80    25-Mar-10   3.07%       4.32%
81    25-Apr-10   2.78%       3.91%
82    25-May-10   2.89%       4.07%
83    25-Jun-10   2.82%       3.95%
84    25-Jul-10   2.93%       4.10%
85    25-Aug-10   2.85%       3.98%
86    25-Sep-10   2.87%       3.99%
87    25-Oct-10   2.99%       4.14%
88    25-Nov-10   2.93%       4.04%
89    25-Dec-10   3.06%       4.20%
90    25-Jan-11   2.99%       4.09%
91    25-Feb-11   3.03%       4.12%
92    25-Mar-11   3.39%       4.60%
93    25-Apr-11   3.10%       4.18%
94    25-May-11   3.24%       4.36%
95    25-Jun-11   3.17%       4.26%
96    25-Jul-11   3.32%       4.44%
97    25-Aug-11   3.25%       4.33%
98    25-Sep-11   3.29%       4.36%

Equity One 2003-3
Term
Excess Interest as a % of Remaining Collateral Balance
-----------------------
TRIGGER OFF
-----------------------
100% PPC


                 Static     Forward
Period    Date    Libor       Libor
 0    31-Jul-03
 1    25-Aug-03   5.47%       5.48%
 2    25-Sep-03   4.25%       4.22%
 3    25-Oct-03   4.40%       4.39%
 4    25-Nov-03   4.22%       4.19%
 5    25-Dec-03   4.36%       4.36%
 6    25-Jan-04   4.18%       4.11%
 7    25-Feb-04   4.15%       4.14%
 8    25-Mar-04   4.46%       4.45%
 9    25-Apr-04   4.10%       4.02%
10    25-May-04   4.23%       4.16%
11    25-Jun-04   4.04%       3.93%
12    25-Jul-04   4.16%       4.05%
13    25-Aug-04   3.98%       3.85%
14    25-Sep-04   3.95%       3.74%
15    25-Oct-04   4.06%       3.80%
16    25-Nov-04   3.87%       3.56%
17    25-Dec-04   3.98%       3.62%
18    25-Jan-05   3.79%       3.44%
19    25-Feb-05   3.75%       3.41%
20    25-Mar-05   4.15%       3.84%     [LINE GRAPH APPEARS HERE SHOWING EXCESS
21    25-Apr-05   3.67%       3.37%     INTEREST AS A  PERCENTAGE  OF COLLATERAL
22    25-May-05   3.90%       3.81%     BALANCE, WITH TRIGGER OFF.]
23    25-Jun-05   3.71%       3.81%
24    25-Jul-05   3.80%       3.92%
25    25-Aug-05   3.63%       3.76%
26    25-Sep-05   3.60%       3.72%
27    25-Oct-05   3.71%       3.83%
28    25-Nov-05   3.55%       3.71%
29    25-Dec-05   3.64%       3.86%
30    25-Jan-06   3.49%       3.67%
31    25-Feb-06   3.45%       3.66%     Wachovia  Securities  is the trade  name
32    25-Mar-06   3.82%       4.08%     for the corporate and investment banking
33    25-Apr-06   3.39%       3.57%     services of Wachovia Corporation and its
34    25-May-06   3.48%       3.78%     subsidiaries,     including     Wachovia
35    25-Jun-06   3.32%       3.65%     Securities,  Inc. ("WSI"),  member NYSE,
36    25-Jul-06   3.41%       3.74%     NASD,  SIPC.  This report(s) is for your
37    25-Aug-06   3.25%       3.57%     information  only and is not an offer to
38    25-Sep-06   3.23%       3.50%     sell, or a  solicitation  of an offer to
39    25-Oct-06   3.38%       3.64%     buy, the securities or instruments named
40    25-Nov-06   3.29%       3.61%     or described  in the report.  Interested
41    25-Dec-06   3.43%       3.82%     parties   are  advised  to  contact  the
42    25-Jan-07   3.30%       3.62%     entity  with  which  they  deal,  or the
43    25-Feb-07   3.28%       3.60%     entity  that  provided  this  report  to
44    25-Mar-07   3.65%       4.04%     them,    if    they    desire    further
45    25-Apr-07   3.25%       3.52%     information.  The  information  in  this
46    25-May-07   3.35%       3.73%     report has been obtained or derived from
47    25-Jun-07   3.22%       3.60%     sources     believed    by     (Wachovia
48    25-Jul-07   3.32%       3.71%     Securities, Inc. or WSI) to be reliable,
49    25-Aug-07   3.18%       3.55%     but WSI does  not  represent  that  this
50    25-Sep-07   3.16%       3.50%     information is accurate or complete. Any
51    25-Oct-07   3.26%       3.62%     opinions or estimates  contained in this
52    25-Nov-07   3.13%       3.49%     report  represent the judgment of WSI at
53    25-Dec-07   3.22%       3.65%     this  time,  and are  subject  to change
54    25-Jan-08   3.09%       3.45%     without  notice.  WSI or its  affiliates
55    25-Feb-08   3.07%       3.45%     may  from  time to time  provide  advice
56    25-Mar-08   3.27%       3.72%     with respect to, acquire,  hold, or sell
57    25-Apr-08   3.02%       3.38%     a position on the  securities  mentioned
58    25-May-08   3.12%       3.51%     herein.
59    25-Jun-08   3.00%       3.36%
60    25-Jul-08   3.09%       3.48%
61    25-Aug-08   2.97%       3.35%
62    25-Sep-08   2.96%       3.32%
63    25-Oct-08   3.05%       3.46%
64    25-Nov-08   2.93%       3.29%
65    25-Dec-08   3.04%       3.43%
66    25-Jan-09   2.93%       3.27%
67    25-Feb-09   2.92%       3.29%
68    25-Mar-09   3.26%       3.72%
69    25-Apr-09   2.92%       3.26%
70    25-May-09   3.02%       3.42%
71    25-Jun-09   2.91%       3.29%
72    25-Jul-09   3.01%       3.41%
73    25-Aug-09   2.91%       3.28%
74    25-Sep-09   2.90%       3.24%
75    25-Oct-09   3.01%       3.37%
76    25-Nov-09   2.90%       3.26%
77    25-Dec-09   3.00%       3.42%
78    25-Jan-10   2.89%       3.25%
79    25-Feb-10   2.89%       3.27%
80    25-Mar-10   3.22%       3.70%
81    25-Apr-10   2.88%       3.24%
82    25-May-10   2.98%       3.39%
83    25-Jun-10   2.88%       3.25%
84    25-Jul-10   2.98%       3.37%
85    25-Aug-10   2.87%       3.26%
86    25-Sep-10   2.87%       3.23%
87    25-Oct-10   2.97%       3.37%
88    25-Nov-10   2.86%       3.22%
89    25-Dec-10   2.96%       3.37%
90    25-Jan-11   2.86%       3.21%
91    25-Feb-11   2.86%       3.23%
92    25-Mar-11   3.18%       3.66%
93    25-Apr-11   2.85%       3.20%
94    25-May-11   2.95%       3.34%
95    25-Jun-11   2.85%       3.21%
96    25-Jul-11   2.95%       3.33%
97    25-Aug-11   2.84%       3.21%
98    25-Sep-11   2.84%       3.19%